UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

October 20, 2016

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on September 6, 2016 and October 25, 2016, Callon Petroleum Company (the “Company”) entered into a definitive purchase and sale agreement with Plymouth Petroleum, LLC (the “Plymouth Acquisition”) to acquire 6,904 gross (5,952 net) surface acres primarily located in Howard County, Texas (the “Acquired Properties”). On October 20, 2016, the Company completed the Plymouth Acquisition for a purchase price of approximately $340 million in cash, subject to customary post-closing adjustments, with an effective date of September 1, 2016. The Company acquired an 86% average working interest (65% average net revenue interest) in the acquisition.

This Current Report on Form 8-K/A provides financial statements of the Acquired Properties and the pro forma financial statements required by Item 9.01 of Form 8-K. The pro forma financial statements also reflect an unrelated acquisition in May 2016 of certain undeveloped acreage and producing oil and gas properties for total cash consideration of $220 million and 9,333,333 shares of common stock (the “Big Star Acquisition”) that was previously reported in the Company’s Current Reports on Form 8-K filed on April 19, 2016, May 31, 2016 and September 6, 2016 and Form 8-K/A filed on August 4, 2016. This Current Report on Form 8-K/A should be read in connection with the Current Reports on Form 8-K filed on September 6, 2016 and October 25, 2016, which provide a more complete description of the Plymouth Acquisition.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2015 and Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the nine months ended September 30, 2016 and 2015, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Statements of the Company as of September 30, 2016 and for the year ended December 31, 2015 and for the nine months ended September 30, 2016, are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Title of Document

23.1	Consent of BDO USA, LLP

99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

December 13, 2016	By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Title of Document

23.1	Consent of BDO USA, LLP

99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements